Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

NOTE 8 – GOODWILL AND INTANGIBLE ASSETS

The carrying amount of goodwill increased from $21,720 on December 31, 2014 to $27,095 on December 31, 2015. The increase was the result of the goodwill related to the merger with TCNB Financial Corp. of $5,375.

Management performs an annual evaluation of goodwill for impairment, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Management performed an evaluation of the Company’s goodwill during the fourth quarter of 2015. In performing its evaluation, management obtained several commonly used financial ratios from pending and completed purchase transactions for banks based in the Midwest. Management used these ratios to determine an implied market value for the Company. The implied market value was then used to determine whether or not additional testing was required. Based on this test, management concluded that the Company’s goodwill was not impaired at December 31, 2015.

Acquired intangible assets were as follows as of year end.

	2015		2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Core deposit and other intangibles	$7,697	$5,876	$6,688	$5,165

Aggregate amortization expense was $711, $769 and $846 for 2015, 2014 and 2013, respectively.

Estimated amortization expense for each of the next five years and thereafter is as follows:

2016	$699
2017	587
2018	111
2019	88
2020	71
Thereafter	265

$1,821